SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 23, 2011

EXCALIBER ENTERPRISES, LTD.
 (Name of Small Business Issuer in its charter)

Nevada	000-54014	20-5093315
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 244-9997

                 N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2011, the Company’s Board of Directors:

    •     amended the Company’s Articles of Incorporation to change the name of the Company from Excaliber Enterprises, Ltd. to VistaGen Therapeutics, Inc. pursuant to Nevada Revised Statute §92A.180(3)(a); and

    •     approved a forward split of the Company’s outstanding Common Stock on a 2-for-1 basis and increased the shares of Common Stock, $0.001 par value per share, the Company is authorized to issue from 200,000,000 shares to 400,000,000 shares pursuant to Nevada Revised Statute §78.207.

The name change and 2-for-1 forward stock split will become effective on the over-the-counter market when the Company is notified by FINRA of the effective date of such actions.

Item 9.01 Number 3.1	Financial Statements and Exhibits Description Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY:	EXCALIBER ENTERPRISES, LTD.

Date: May 31, 2011	By:	/s/ Shawn K. Singh
Shawn K. Singh, J.D.
Chief Executive Officer